Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 11-5, 2013.

Danny E. Cummins, Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of Texas)
) SS
County of Smith)

CYNTHIA ANN DETKOS
Notary Public, State of Texas
My Commission Expires
June 20, 2016

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of November 5, 2013, appeared Danny E. Cummins, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Notary Public

My commission expires: 6-20-16

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of November 20, 2013.

Patricia L. Metheny

Patricia L. Metheny, Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of Oklahoma)
) SS
County of Bryan)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of November 20, 2013, appeared Patricia L. Metheny, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

M Sue Haddock

Notary Public

M. SUE HADDOCK
NOTARY
#06005452
PUBLIC
STATE OF OKLAHOMA

My commission expires: 06/02/14

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 11/21/2013, 2013.

Wesley A. Dodd, Jr.

Wesley A. Dodd, Jr., Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of Georgia)
) SS
County of Habersham)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of Nov. 21, 2013, appeared Wesley A. Dodd Jr., known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Donna Dill

Notary Public

My commission expires: 3/13/2017

DONNA DILL
NOTARY PUBLIC
Exp. Mar. 13, 2017
HABERSHAM COUNTY, GA

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 5th, November, 2013.

Michael C. Shealy
Michael C. Shealy, Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of South Carolina)
) SS
County of Lexington)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of 5th, November, 2013, appeared Michael C. Shealy, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Robyn M Hewitt
Notary Public

My commission expires: 3/4/2023

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of November 8th, 2013.

James W Bosler III M.D.

James W. Bosler, III, MD, Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of Kentucky)
) SS
County of Jefferson)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of November 8th, 2013, appeared Dr. James W. Bosler III, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Rachelle Perkins
Notary Public

My commission expires: 10-9-2016

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of Nov. 7, 2013.

James W. Shaver, OD, Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of NC)
) SS
County of Rowan)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of Nov. 7th, 2013, appeared Dr. James W. Shaver, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Notary Public

My commission expires: 2.16.2016

MELBA M FUNDERBURK
NOTARY PUBLIC
ROWAN COUNTY, N.C.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 18 November, 2013.

James W. Bridges Jr.

James W. Bridges Jr., Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of Nevada)
) SS
County of Clark)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of November 18th, 2013, appeared James W. Bridges Jr., known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Becky Brown

Notary Public

My commission expires: Sept. 24, 2017

BECKY BROWN
Notary Public, State of Nevada
Appointment No. 01-70764-1
My Appt. Expires Sep 24, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorneyinfact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 11/25, 2013.

Daryl J. Doise, Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of LOUISIANA)
) SS
County of LAFAYETTE)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this 25th day of NOVEMBER, 2013, appeared Daryl J. Doise, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

JUDE C. DAVID
BAR ROLL # 34507
NOTARY ID # 133623
STATE OF LOUISIANA
MY COMMISSION IS FOR LIFE

Notary Public

My commission expires: ____________

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of November 21, 2013.

Ronald H. Aldridge, Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of MISSISSIPPI)
) SS
County of HINDS)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of 21st NOVEMBER, 2013, appeared Ronald H. Aldridge, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Notary Public

My commission expires: 6/6/16

STATE OF MISSISSIPPI
JASON G. CLARK
ID No. 102443
Com. Exp. 06-06-2016
NOTARY PUBLIC
RANKIN COUNTY

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of Nov. 8, 2013.

Daniel W. Rice III

Daniel W. Rice III, Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of NC)
) SS
County of Lenoir)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of Nov 8, 2013, appeared Daniel W. Rice III, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Bettie W Dunn

Notary Public

Bettie W Dunn
NOTARY PUBLIC
Lenoir County, NC

My commission expires: 9-5-15

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of Oct 31, 2013.

Pamela Hernandez

Pamela J. Hernandez, Executive Vice President,
Operations/Secretary
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of Nebraska)
) SS
County of Douglas)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of Oct 31, 2013, appeared Pamela J. Hernandez, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

GENERAL NOTARY - State of Nebraska
DARLIS J. VAUBLE
My Comm. Exp. May 3, 2017

Darlis J Vauble

Notary Public

My commission expires: May 3, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of November 22, 2013.

[signature]

Mark L. Schreier, Director
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of Nebraska)
) SS
County of Douglas)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of November 22, 2013, appeared Mark L. Schreier, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

GENERAL NOTARY - State of Nebraska
DARLIS J. VAUBLE
My Comm. Exp. May 3, 2017

[signature]

Notary Public

My commission expires: May 3, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of Oct 31, 2013.

Patrick L. Dees

Patrick L. Dees, Executive Vice President, Fraternal
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of Nebraska)
) SS
County of Douglas)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of Oct 31, 2013, appeared Patrick L. Dees, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

GENERAL NOTARY - State of Nebraska
DARLIS J. VAUBLE
My Comm. Exp. May 3, 2017

Darlis J. Vauble

Notary Public

My commission expires: May 3, 2017